Exhibit 99.1

American Community Bancshares Adjourns Shareholder Meeting

CHARLOTTE, NC — February 27, 2009 — American Community Bancshares, Inc. (NASDAQ: ACBA) announced that American Community’s board of directors has unanimously agreed to adjourn its special meeting of shareholders for its shareholders to vote on the proposed merger with Yadkin Valley Financial Corporation.  As previously announced, the board of directors of Yadkin Valley Financial Corporation (NASDAQ: YAVY) has also unanimously agreed (with one abstention) to adjourn its special meeting of shareholders.  Yadkin Valley and American Community anticipate sending supplemental proxy materials to their shareholders, which will include a description of American Community’s and Yadkin Valley’s 2008 year-end results, as well as the date, place, and time at which shareholder meetings for both Yadkin Valley and American Community will be reconvened, as soon as practicable.  The record date for the meetings remains unchanged at January 15, 2009 for both Yadkin Valley and American Community shareholders.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Yadkin Valley and American Community filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a definitive joint proxy statement/prospectus. The Form S-4 was declared effective by the SEC on January 16, 2009, and the joint proxy statement/prospectus was first mailed to shareholders of Yadkin Valley and American Community on or about January 20, 2009. Each of Yadkin Valley and American Community may also file with the SEC other documents regarding the proposed merger. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Yadkin Valley and American Community, at the SEC’s internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to William A. Long, President and CEO, Yadkin Valley Financial Corporation, 209 North Bridge Street, Elkin, North Carolina 28621-3404, (336-526-6300), or to Randy P. Helton, President, CEO, and Chairman, American Community Bancshares, Inc., 4500 Cameron Valley Parkway, Suite 150, Charlotte, NC 28211, (704-225-8444), or by accessing Yadkin Valley’s website at http://www.yadkinvalleybank.com under “Documents” within the Investor Relations section or American Community’s website at http://www.americancommunitybank.com under “About Us/Investor Relations/SEC Filings.”

The information on Yadkin Valley’s and American Community’s websites is not, and shall not be deemed to be, a part of this letter or incorporated into other filings either company makes with the SEC.

SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Yadkin Valley and American Community and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Yadkin Valley and American Community in connection with the combination. Information about the directors and executive officers of Yadkin Valley and their ownership of Yadkin Valley common stock is set forth in the proxy statement, filed April 15, 2008, for Yadkin Valley’s 2008 annual meeting of shareholders, as filed with the SEC on Schedule 14A. Information about the directors and executive officers of American Community and their ownership of American Community common stock is set forth in the proxy statement, filed April 17, 2008, for American Community’s 2008 annual meeting of shareholders, as filed with the SEC on Schedule 14A. Additional information regarding the interests of those participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction.

FORWARD LOOKING STATEMENTS

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include but are not limited to (1) statements about the benefits of the combination of Yadkin Valley and American Community, including future financial and operating results, cost savings, and enhanced revenues, (2) statements with respect to Yadkin Valley’s and American Community’s plans, objectives, expectations and intentions and other statements that are not historical facts, and (3) other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions. These statements are based upon the current beliefs and expectations of Yadkin Valley’s and American Community’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

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For additional information contact:

Yadkin Valley Financial Corporation:

William A. Long, President and CEO

Edwin E. Laws, CFO

(336) 526-6300

American Community Bancshares, Inc.

Randy P. Helton, President and CEO

Dan R. Ellis, Jr., CFO

(704) 225-8444

Megan Malanga

Nvestcom Investor Relations

(954) 781-4393

megan.malanga@nvestcom.com